UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
TESORO CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 4, 2010, for Tesoro Corporation This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at www.proxydocs.com/tso.To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed making them available on the Internet. We have chosen to use these procedures for our 2010 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a
L
i copy. Please make your request for a copy as —I instructed below on or before May 25, 2010 to facilitate timely delivery.
ik View Proxy Materials and Annual Report Online at jjl
•F www.proxydocs.com/tso 111
A convenient way to view proxy materials and VOTE!
To view your proxy materials online, go to www.proxydocs.com/tso. Have the 12 digit control number available when you access the website and follow the instructions.
Material may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL
www.lnvestorelections.com/tso (866)648-8133 paper@investorelections.com
* If requesting material by e-mail, please send
YOU mUSt USe the 12 digit Control number a blank e-mail with the 1Z digit control number located in the shaded gray box below. revest, inductions*o^therlnqu’wes s^ouw^e included with your e-mail requesting material.
NO, #
Tesoro Corporation Notice of Annual Meeting
Date: Friday, June 4, 2010 Time: 8:30 A.M. (Central Time) Place: St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027 The purpose of the Annual Meeting is to take action on the following proposals:
ITEM 1. Election of 8 directors (all nominated as directors to serve for the terms indicated in the Proxy Statement): (1) Rodney F. Chase, (2) Gregory J. Goff, (3) Robert W. Goldman, (4) Steven H. Grapstein, (5) William J. Johnson, (6) J.W. (Jim) Nokes, (7) Donald H. Schmude, (8) Michael E.Wiley.
ITEM 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2010.
The Board of Directors recommends that you vote FOR the election of each of the nominees for director and FOR the ratification of the appointment of the independent auditors for fiscal year 2010.
PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote on the Internet, by telephone or request a paper copy of the proxy materials to receive a proxy card.
Directions to the Tesoro Corporation 2010 Annual Meeting are available at www.tsocorp.com under the heading “Investors’.’
Vote In Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the annual meeting. Additionally, a stockholder who has submitted a proxy before the meeting may revoke that proxy in person at the Annual Meeting.

Contact:
Investors:
Scott Phipps, Managing Director, Finance & Investor Relations, (210) 626-4882

Media:
Lynn Westfall, SVP of External Affairs and Chief Economist, (210) 626-4697
Tesoro Corporation Announces Filing of Definitive Proxy Statement
for 2010 Annual Meeting of Stockholders
SAN ANTONIO — April 16, 2010 - Tesoro Corporation (NYSE:TSO) announced today that it filed its definitive proxy statement with the U.S. Securities and Exchange Commission (SEC) relating to its 2010 Annual Meeting of Stockholders to be held on Friday, June 4, 2010, beginning at 8:30 A.M. Central Time at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027. All stockholders of record of Tesoro common stock as of the close of business on April 12, 2010, will be entitled to vote at the Annual Meeting.
     As described in the proxy statement, the items to be voted on include the election of eight directors to hold office until the 2011 Annual Meeting of Stockholders or until their successors are qualified and elected and a proposal to ratify Ernst & Young LLP as Tesoro’s independent auditors for fiscal year 2010.
     The proxy statement also includes information on Tesoro’s corporate governance and executive compensation practices, including information on Tesoro’s agreement with Gregory J. Goff, who will become Tesoro’s President and Chief Executive Officer and a member of Tesoro’s Board of Directors effective May 1, 2010. As previously disclosed on a Form 8-K filed with the SEC, as an inducement to his employment with Tesoro, Mr. Goff will be granted the following equity compensation on May 3, 2010: unrestricted shares of Tesoro common stock with a value of $100,000 (based on the closing price of a share of Tesoro common stock on May 3, 2010); restricted stock units with a value of $3,500,000 (based on the closing price of a share of Tesoro common stock on May 3, 2010) that vest in equal installments on the first two anniversaries of grant subject to continued employment with Tesoro; stock options valued at $250,000 (based on a Black-Scholes calculation) with an exercise price equal to the fair market value of a share of Tesoro common stock on May 3, 2010 and that vest 30% on the first two anniversaries and 40% on the third anniversary of grant subject to continued employment with Tesoro and that have a ten-year term; and shares of restricted stock with a value of $250,000 (based on the closing price of a share of Tesoro common stock on May 3, 2010) that vest on May 1, 2011 subject to continued employment with Tesoro. These awards will be granted outside of a stockholder-approved plan, pursuant to the “Employment Inducement Awards” exemption in Section 303A.08 of the New York Stock Exchange Listed Company Manual.
     To view the proxy statement, please visit the Company’s website at www.tsocorp.com and click on “Investors” and then “Annual Meeting of Stockholders.
     Tesoro Corporation, a Fortune 150 company, is an independent refiner and marketer of petroleum products. Tesoro, through its subsidiaries, operates seven refineries in the western United States with a combined capacity of approximately 665,000 barrels per day. Tesoro’s retail-marketing system includes over 880 branded retail stations, of which over 380 are company operated under the Tesoro®, Shell®, Mirastar® and USA Gasoline™ brands.
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